Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FOURTH QUARTER 2005

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

i	February 8, 2006

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

ii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

This Quarterly Financial Supplement reflects the following, for all periods presented:

Results for the Company’s Canadian branch operations, previously included in Corporate and Other, have been classified as “divested businesses” as a result of the Company’s decision to exit these operations.

The Retirement segment’s sales results and account value information, historically categorized as “Defined Contribution” and “Guaranteed Products,” are now categorized as “Full Service” and “Institutional Investment Products” to more closely align with product and service categorization for management purposes. Concurrently with this realignment, certain reclassifications have been made within the line item display and a refinement has been introduced to the account values associated with the Company’s acquisition of CIGNA Retirement as of April 1, 2004.

In addition, certain measures have been added or modified to provide more meaningful presentation. Revenues, expenses, assets and liabilities as reported herein also reflect certain reclassifications to conform to current reporting practices.

iii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2004	2005
2005	2004			4Q	1Q	2Q	3Q	4Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
1,227	991	24%	Insurance Division	297	255	266	341	365
707	355	99%	Investment Division	111	304	150	257	(4)
1,420	1,003	42%	International Insurance and Investments Division	253	311	347	384	378
198	167	19%	Corporate and other operations	26	16	58	49	75

3,552	2,516	41%	Total pre-tax adjusted operating income	687	886	821	1,031	814
1,120	680	65%	Income taxes, applicable to adjusted operating income	199	285	253	292	290

2,432	1,836	32%	Financial Services Businesses after-tax adjusted operating income	488	601	568	739	524

			Items excluded from adjusted operating income:
564	24	2250%	Realized investment gains (losses), net, and related charges and adjustments	(158)	236	249	80	(1)
(33)	(55)	40%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	16	(132)	190	(99)	8
(44)	1	-4500%	Change in experience-rated contractholder liabilities due to asset value changes	(39)	88	(145)	47	(34)
(50)	(33)	-52%	Divested businesses	2	(5)	3	(3)	(45)

437	(63)	794%	Total items excluded from adjusted operating income, before income taxes	(179)	187	297	25	(72)
(412)	(58)	-610%	Income taxes, not applicable to adjusted operating income	(74)	21	67	(572)	72

849	(5)	17080%	Total items excluded from adjusted operating income, after income taxes	(105)	166	230	597	(144)

3,281	1,831	79%	Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	383	767	798	1,336	380
(62)	(99)	37%	Loss from discontinued operations, net of taxes	(66)	(1)	(44)	(14)	(3)
—	21	-100%	Extraordinary gain on acquisition, net of taxes	—	—	—	—	—
—	(79)	100%	Cumulative effect of accounting change, net of taxes	—	—	—	—	—

3,219	1,674	92%	Net income of Financial Services Businesses	317	766	754	1,322	377

			Earnings per share of Common Stock (diluted):
4.83	3.61		Financial Services Businesses after-tax adjusted operating income	0.96	1.18	1.12	1.46	1.06
			Items excluded from adjusted operating income:
1.08	0.05		Realized investment gains (losses), net, and related charges and adjustments	(0.30)	0.45	0.47	0.15	—
(0.06)	(0.10)		Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.03	(0.25)	0.37	(0.19)	0.02
(0.08)	—		Change in experience-rated contractholder liabilities due to asset value changes	(0.07)	0.16	(0.28)	0.09	(0.07)
(0.10)	(0.06)		Divested businesses	—	(0.01)	0.01	—	(0.09)

0.84	(0.11)		Total items excluded from adjusted operating income, before income taxes	(0.34)	0.35	0.57	0.05	(0.14)
(0.79)	(0.11)		Income taxes, not applicable to adjusted operating income	(0.14)	0.04	0.13	(1.10)	0.14

1.63	—		Total items excluded from adjusted operating income, after income taxes	(0.20)	0.31	0.44	1.15	(0.28)

6.46	3.61		Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	0.76	1.49	1.56	2.61	0.78
(0.12)	(0.19)		Income (loss) from discontinued operations, net of taxes	(0.12)	—	(0.08)	(0.02)	—
—	0.04		Extraordinary gain on acquisition, net of taxes	—	—	—	—	—
—	(0.15)		Cumulative effect of accounting change, net of taxes	—	—	—	—	—

6.34	3.31		Net income of Financial Services Businesses	0.64	1.49	1.48	2.59	0.78

520.9	531.2		Weighted average number of outstanding Common shares (diluted basis)	527.3	530.0	525.2	518.3	510.2
12.43%	10.19%		Operating Return on Average Equity (based on adjusted operating income)	10.54%	12.60%	11.71%	14.67%	10.54%
			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
3,219	1,674		Net income of Financial Services Businesses (above)	317	766	754	1,322	377
321	582		Net income (loss) of Closed Block Business	261	163	129	42	(13)

3,540	2,256		Consolidated net income	578	929	883	1,364	364

82	84		Direct equity adjustments for earnings per share calculations	20	22	22	19	19

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2004	2005
2005	2004		4Q	1Q	2Q	3Q	4Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	3,896	6,253	5,856	5,572	9,447
		Long-term debt	5,877	5,981	6,984	7,053	6,520

		Attributed Equity:
		Including accumulated other comprehensive income	21,209	21,244	22,375	22,493	21,654
		Excluding unrealized gains and losses on investments	19,561	20,008	20,311	21,025	20,206
		Excluding accumulated other comprehensive income	19,392	19,907	20,292	21,083	20,546

		Total Capitalization:
		Including accumulated other comprehensive income	27,086	27,225	29,359	29,546	28,174
		Excluding unrealized gains and losses on investments	25,438	25,989	27,295	28,078	26,726
		Excluding accumulated other comprehensive income	25,269	25,888	27,276	28,136	27,066

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	39.90	40.35	42.82	43.79	42.70
		Excluding unrealized gains and losses on investments	36.80	38.00	38.87	40.94	39.85
		Excluding accumulated other comprehensive income	36.49	37.81	38.84	41.05	40.52

		Number of diluted shares at end of period	531.5	526.5	522.5	513.6	507.1

		Common Stock Price Range (based on closing price):
77.96	55.09	High	55.09	59.32	66.30	68.30	77.96
52.62	41.05	Low	42.87	52.62	55.23	63.09	63.27
73.19	54.96	Close	54.96	57.40	65.66	67.56	73.19

		Common Stock market capitalization (1)	28,834	29,828	33,707	34,118	36,412

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

OPERATIONS HIGHLIGHTS

Year-to-date			2004	2005
2005	2004		4Q	1Q	2Q	3Q	4Q
		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Retail customers	66.0	64.8	65.7	70.5	73.5
		Institutional customers	119.2	119.0	125.3	129.8	134.7
		General account	152.7	155.3	157.6	156.3	159.2

		Total Investment Management and Advisory Services	337.9	339.1	348.6	356.6	367.4
		Non-proprietary assets under management	44.8	44.0	46.5	48.0	48.1

		Total managed by Investment Division	382.7	383.1	395.1	404.6	415.5
		Managed by International Insurance and Investments Division	77.7	74.0	74.1	73.0	71.4
		Managed by Insurance Division	39.1	38.6	41.8	44.0	44.6

		Total assets under management	499.5	495.7	511.0	521.6	531.5
		Client assets under administration	82.2	85.3	90.0	96.9	92.5

		Total assets under management and administration	581.7	581.0	601.0	618.5	624.0

		Assets managed or administered for customers outside of the United States at end of period	107.0	104.9	107.0	108.8	100.4

		Distribution Representatives (1):
		Prudential Agents	3,682	3,519	3,340	3,212	2,946
		International Life Planners	5,385	5,555	5,529	5,702	5,694
		Gibraltar Life Advisors	4,970	4,902	4,788	5,349	5,436

46	42	Prudential Agent productivity ($ thousands)	54	37	42	43	61

		Third Party Distribution - Retail Products ($ millions) (3):
207	155	Individual life insurance (4)	48	39	47	55	66
7	11	Corporate-owned life insurance sales	1	1	1	3	2
5,973	4,834	Individual annuities	1,014	1,137	1,640	1,596	1,600
25,539	14,066	Mutual funds and wrap-fee products	4,936	6,261	6,490	6,164	6,624

(1)	As of end of period.
(2)	At fair market value.
(3)	Represents scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.
(4)	Excludes corporate-owned life insurance sales.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2004	2005
2005	2004			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
10,052	8,670	16%	Premiums	2,181	2,503	2,561	2,558	2,430
2,564	2,415	6%	Policy charges and fee income	633	625	623	678	638
6,810	5,728	19%	Net investment income	1,544	1,625	1,644	1,731	1,810
3,602	3,065	18%	Asset management fees, commissions and other income	852	848	851	957	946

23,028	19,878	16%	Total revenues	5,210	5,601	5,679	5,924	5,824

			Benefits and Expenses (1):
9,943	8,861	12%	Insurance and annuity benefits	2,197	2,528	2,502	2,487	2,426
2,516	2,220	13%	Interest credited to policyholders’ account balances	605	605	626	653	632
568	296	92%	Interest expense	103	111	134	143	180
(1,801)	(1,528)	-18%	Deferral of acquisition costs	(407)	(422)	(496)	(444)	(439)
910	766	19%	Amortization of acquisition costs	172	235	232	271	172
7,340	6,747	9%	General and administrative expenses	1,853	1,658	1,860	1,783	2,039

19,476	17,362	12%	Total benefits and expenses	4,523	4,715	4,858	4,893	5,010

3,552	2,516	41%	Adjusted operating income before income taxes	687	886	821	1,031	814

			Items excluded from adjusted operating income before income taxes:
672	82	720%	Realized investment gains (losses), net, and related adjustments	(132)	257	322	90	3
(108)	(58)	-86%	Related charges	(26)	(21)	(73)	(10)	(4)

564	24	2250%	Total realized investment gains (losses), net, and related charges and adjustments	(158)	236	249	80	(1)

(33)	(55)	40%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	16	(132)	190	(99)	8
(44)	1	-4500%	Change in experience-rated contractholder liabilities due to asset value changes	(39)	88	(145)	47	(34)
(50)	(33)	-52%	Divested businesses	2	(5)	3	(3)	(45)

437	(63)	794%	Total items excluded from adjusted operating income before income taxes	(179)	187	297	25	(72)

3,989	2,453	63%	Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change	508	1,073	1,118	1,056	742
708	622	14%	Income tax expense (benefit)	125	306	320	(280)	362

3,281	1,831	79%	Income from continuing operations before extraordinary gain on acquisition and cumulative effect of accounting change	383	767	798	1,336	380

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005
Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $97,838; $100,336; $100,778; $99,912; $101,651)	102,265	104,003	106,214	103,811	105,659
Fixed maturities, held to maturity, at amortized cost (fair value $2,765; $3,412; $3,294; $3,172; $3,345)	2,747	3,389	3,245	3,170	3,362
Trading account assets supporting insurance liabilities, at fair value	12,964	13,232	13,737	14,208	13,781
Other trading account assets, at fair value	1,613	1,488	1,410	1,409	1,443
Equity securities, available for sale, at fair value (cost $1,494; $1,638; $1,640; $1,636; $1,651)	1,705	1,865	1,867	1,954	2,043
Commercial loans	18,191	17,360	17,189	17,167	17,177
Policy loans	2,919	2,943	2,935	2,959	2,967
Securities purchased under agreements to resell	127	171	60	146	413
Other long-term investments	4,749	4,540	4,331	4,341	4,495
Short-term investments	3,405	2,992	2,541	2,160	2,565

Total investments	150,685	151,983	153,529	151,325	153,905
Cash and cash equivalents	6,164	6,291	6,055	6,124	5,493
Accrued investment income	1,307	1,375	1,350	1,402	1,358
Reinsurance recoverables	32,790	3,767	3,648	3,673	3,548
Deferred policy acquisition costs	7,624	7,854	7,891	8,131	8,357
Other assets	15,110	15,697	14,466	14,975	15,069
Separate account assets	115,568	142,568	149,256	155,400	157,561

Total assets	329,248	329,535	336,195	341,030	345,291

Liabilities:
Future policy benefits	54,043	53,927	53,928	53,057	52,052
Policyholders’ account balances	70,226	70,569	70,956	71,084	69,798
Reinsurance payables	32,386	3,345	3,203	3,210	3,069
Securities sold under agreements to repurchase	4,657	6,087	5,739	5,682	6,801
Cash collateral for loaned securities	4,248	3,246	3,048	2,995	3,425
Income taxes payable	2,451	2,278	2,602	2,084	2,136
Securities sold but not yet purchased	427	466	144	207	223
Short-term debt	3,896	6,253	5,856	5,572	9,447
Long-term debt	5,877	5,981	6,984	7,053	6,520
Other liabilities	14,260	13,571	12,104	12,193	12,605
Separate account liabilities	115,568	142,568	149,256	155,400	157,561

Total liabilities	308,039	308,291	313,820	318,537	323,637

Attributed Equity:
Accumulated other comprehensive income	1,817	1,337	2,083	1,410	1,108
Other attributed equity	19,392	19,907	20,292	21,083	20,546

Total attributed equity	21,209	21,244	22,375	22,493	21,654

Total liabilities and attributed equity	329,248	329,535	336,195	341,030	345,291

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended December 31, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations

Revenues (1) :
Premiums	2,430	943	70	1,418	(1)
Policy charges and fee income	638	539	48	60	(9)
Net investment income	1,810	428	820	371	191
Asset management fees, commissions and other income	946	159	645	151	(9)

Total revenues	5,824	2,069	1,583	2,000	172

Benefits and Expenses (1):
Insurance and annuity benefits	2,426	1,001	266	1,142	17
Interest credited to policyholders’ account balances	632	175	421	50	(14)
Interest expense	180	30	45	3	102
Deferral of acquisition costs	(439)	(196)	(15)	(242)	14
Amortization of acquisition costs	172	112	13	89	(42)
General and administrative expenses	2,039	582	857	580	20

Total benefits and expenses	5,010	1,704	1,587	1,622	97

Adjusted operating income before income taxes	814	365	(4)	378	75

	Quarter Ended December 31, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations

Revenues (1):
Premiums	2,181	834	11	1,341	(5)
Policy charges and fee income	633	530	47	61	(5)
Net investment income	1,544	423	751	233	137
Asset management fees, commissions and other income	852	151	600	108	(7)

Total revenues	5,210	1,938	1,409	1,743	120

Benefits and Expenses (1):
Insurance and annuity benefits	2,197	924	209	1,037	27
Interest credited to policyholders’ account balances	605	182	388	38	(3)
Interest expense	103	19	21	3	60
Deferral of acquisition costs	(407)	(168)	(19)	(235)	15
Amortization of acquisition costs	172	66	9	109	(12)
General and administrative expenses	1,853	618	690	538	7

Total benefits and expenses	4,523	1,641	1,298	1,490	94

Adjusted operating income before income taxes	687	297	111	253	26

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Twelve Months Ended December 31, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations

Revenues (1) :
Premiums	10,052	3,728	320	6,022	(18)
Policy charges and fee income	2,564	2,133	188	264	(21)
Net investment income	6,810	1,711	3,165	1,324	610
Asset management fees, commissions and other income	3,602	636	2,501	471	(6)

Total revenues	23,028	8,208	6,174	8,081	565

Benefits and Expenses (1):
Insurance and annuity benefits	9,943	4,042	1,049	4,789	63
Interest credited to policyholders’ account balances	2,516	715	1,633	207	(39)
Interest expense	568	111	115	22	320
Deferral of acquisition costs	(1,801)	(797)	(61)	(1,003)	60
Amortization of acquisition costs	910	545	54	390	(79)
General and administrative expenses	7,340	2,365	2,677	2,256	42

Total benefits and expenses	19,476	6,981	5,467	6,661	367

Adjusted operating income before income taxes	3,552	1,227	707	1,420	198

	Twelve Months Ended December 31, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations

Revenues (1):
Premiums	8,670	3,347	93	5,237	(7)
Policy charges and fee income	2,415	2,035	155	240	(15)
Net investment income	5,728	1,572	2,701	933	522
Asset management fees, commissions and other income	3,065	619	2,058	379	9

Total revenues	19,878	7,573	5,007	6,789	509

Benefits and Expenses (1):
Insurance and annuity benefits	8,861	3,770	862	4,144	85
Interest credited to policyholders’ account balances	2,220	733	1,362	129	(4)
Interest expense	296	32	48	7	209
Deferral of acquisition costs	(1,528)	(691)	(51)	(849)	63
Amortization of acquisition costs	766	403	53	365	(55)
General and administrative expenses	6,747	2,335	2,378	1,990	44

Total benefits and expenses	17,362	6,582	4,652	5,786	342

Adjusted operating income before income taxes	2,516	991	355	1,003	167

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of December 31, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	153,905	31,117	60,941	47,929	13,918
Deferred policy acquisition costs	8,357	4,613	119	3,761	(136)
Other assets	25,468	3,531	8,524	7,331	6,082
Separate account assets	157,561	77,518	81,204	67	(1,228)

Total assets	345,291	116,779	150,788	59,088	18,636

Liabilities:
Future policy benefits	52,052	7,255	13,339	30,800	658
Policyholders’ account balances	69,798	19,078	37,901	13,893	(1,074)
Debt	15,967	1,950	1,623	1,021	11,373
Other liabilities	28,259	4,949	10,707	7,670	4,933
Separate account liabilities	157,561	77,518	81,204	67	(1,228)

Total liabilities	323,637	110,750	144,774	53,451	14,662

Attributed Equity:
Accumulated other comprehensive income	1,108	293	65	737	13
Other attributed equity	20,546	5,736	5,949	4,900	3,961

Total attributed equity	21,654	6,029	6,014	5,637	3,974

Total liabilities and attributed equity	345,291	116,779	150,788	59,088	18,636

	As of December 31, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	150,685	31,614	57,708	50,222	11,141
Deferred policy acquisition costs	7,624	4,169	73	3,520	(138)
Other assets	55,371	3,617	37,457	8,419	5,878
Separate account assets	115,568	69,348	47,301	25	(1,106)

Total assets	329,248	108,748	142,539	62,186	15,775

Liabilities:
Future policy benefits	54,043	6,597	13,571	33,185	690
Policyholders’ account balances	70,226	18,804	36,490	15,418	(486)
Debt	9,773	1,161	1,484	407	6,721
Other liabilities	58,429	6,726	37,635	8,717	5,351
Separate account liabilities	115,568	69,348	47,301	25	(1,106)

Total liabilities	308,039	102,636	136,481	57,752	11,170

Attributed Equity:
Accumulated other comprehensive income	1,817	680	370	754	13
Other attributed equity	19,392	5,432	5,688	3,680	4,592

Total attributed equity	21,209	6,112	6,058	4,434	4,605

Total liabilities and attributed equity	329,248	108,748	142,539	62,186	15,775

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of December 31, 2005			As of December 31, 2004
	Short-term Debt	Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	353	3,846	4,199	102	3,378	3,480
Investment related	5,442	2,449	7,891	679	1,766	2,445
Securities business related	2,758	107	2,865	2,322	676	2,998
Specified other businesses	893	63	956	792	—	792
Limited recourse and non-recourse borrowing	1	55	56	1	57	58

Total debt - Financial Services Businesses	9,447	6,520	15,967	3,896	5,877	9,773

Ratio of long-term and short-term capital debt to capitalization			17.2%			15.1%

Closed Block Business
Investment related	1,667	—	1,667	148	—	148
Limited recourse and non-recourse borrowing	—	1,750	1,750	—	1,750	1,750

Total debt	1,667	1,750	3,417	148	1,750	1,898

	As of December 31, 2005				As of December 31, 2004
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	2,902	1,297	—	4,199	2,183	1,297	—	3,480
Investment related	4,173	3,718	—	7,891	1,524	921	—	2,445
Securities business related	1,117	1,173	575	2,865	762	906	1,330	2,998
Specified other businesses	116	692	148	956	105	548	278	792
Limited recourse and non-recourse borrowing	—	—	56	56	—	—	58	58

Total debt - Financial Services Businesses	8,308	6,880	779	15,967	4,574	3,672	1,527	9,773

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $693 million and $692 million of Surplus Notes for December 31, 2005 and December 31, 2004, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2004	2005
2005	2004			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
3,728	3,347	11%	Premiums	834	935	938	912	943
2,133	2,035	5%	Policy charges and fee income	530	512	513	569	539
1,711	1,572	9%	Net investment income	423	433	421	429	428
636	619	3%	Asset management fees, commissions and other income	151	136	163	178	159

8,208	7,573	8%	Total revenues	1,938	2,016	2,035	2,088	2,069

			Benefits and Expenses (1):
4,042	3,770	7%	Insurance and annuity benefits	924	1,060	1,036	945	1,001
715	733	-2%	Interest credited to policyholders’ account balances	182	177	183	180	175
111	32	247%	Interest expense	19	25	25	31	30
(797)	(691)	-15%	Deferral of acquisition costs	(168)	(165)	(234)	(202)	(196)
545	403	35%	Amortization of acquisition costs	66	127	126	180	112
2,365	2,335	1%	General and administrative expenses	618	537	633	613	582

6,981	6,582	6%	Total benefits and expenses	1,641	1,761	1,769	1,747	1,704

1,227	991	24%	Adjusted operating income before income taxes	297	255	266	341	365

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Quarter Ended December 31, 2005
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities

Revenues (1):
Premiums	943	126	817	109	17
Policy charges and fee income	539	467	72	277	190
Net investment income	428	281	147	130	151
Asset management fees, commissions and other income	159	145	14	64	81

Total revenues	2,069	1,019	1,050	580	439

Benefits and Expenses (1):
Insurance and annuity benefits	1,001	221	780	175	46
Interest credited to policyholders’ account balances	175	127	48	48	79
Interest expense	30	28	2	18	10
Deferral of acquisition costs	(196)	(195)	(1)	(82)	(113)
Amortization of acquisition costs	112	112	—	75	37
General and administrative expenses (2)	582	441	141	204	237

Total benefits and expenses	1,704	734	970	438	296

Adjusted operating income before income taxes	365	285	80	142	143

	Quarter Ended December 31, 2004
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities

Revenues (1):
Premiums	834	109	725	93	16
Policy charges and fee income	530	429	101	254	175
Net investment income	423	278	145	123	155
Asset management fees, commissions and other income	151	141	10	65	76

Total revenues	1,938	957	981	535	422

Benefits and Expenses (1):
Insurance and annuity benefits	924	216	708	156	60
Interest credited to policyholders’ account balances	182	131	51	43	88
Interest expense	19	15	4	12	3
Deferral of acquisition costs	(168)	(162)	(6)	(87)	(75)
Amortization of acquisition costs	66	65	1	61	4
General and administrative expenses (2)	618	449	169	246	203

Total benefits and expenses	1,641	714	927	431	283

Adjusted operating income before income taxes	297	243	54	104	139

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $5 million for the quarter ended December 31, 2005 and $10 million for the quarter ended December 31, 2004 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2005
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities

Revenues (1):
Premiums	3,728	458	3,270	391	67
Policy charges and fee income	2,133	1,842	291	1,095	747
Net investment income	1,711	1,118	593	500	618
Asset management fees, commissions and other income	636	590	46	276	314

Total revenues	8,208	4,008	4,200	2,262	1,746

Benefits and Expenses (1):
Insurance and annuity benefits	4,042	828	3,214	631	197
Interest credited to policyholders’ account balances	715	514	201	177	337
Interest expense	111	96	15	66	30
Deferral of acquisition costs	(797)	(735)	(62)	(314)	(421)
Amortization of acquisition costs	545	542	3	369	173
General and administrative expenses (2)	2,365	1,760	605	835	925

Total benefits and expenses	6,981	3,005	3,976	1,764	1,241

Adjusted operating income before income taxes	1,227	1,003	224	498	505

	Twelve Months Ended December 31, 2004
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities

Revenues (1):
Premiums	3,347	397	2,950	334	63
Policy charges and fee income	2,035	1,693	342	1,027	666
Net investment income	1,572	1,011	561	421	590
Asset management fees, commissions and other income	619	580	39	291	289

Total revenues	7,573	3,681	3,892	2,073	1,608

`
Benefits and Expenses (1):
Insurance and annuity benefits	3,770	840	2,930	609	231
Interest credited to policyholders’ account balances	733	523	210	165	358
Interest expense	32	24	8	15	9
Deferral of acquisition costs	(691)	(664)	(27)	(311)	(353)
Amortization of acquisition costs	403	399	4	274	125
General and administrative expenses (2)	2,335	1,742	593	931	811

Total benefits and expenses	6,582	2,864	3,718	1,683	1,181

Adjusted operating income before income taxes	991	817	174	390	427

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $42 million for the twelve months ended December 31, 2005 and $30 million for the twelve months ended December 31, 2004 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INSURANCE DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2004	2005
2005	2004		4Q	1Q	2Q	3Q	4Q
		SALES AND ACCOUNT VALUES:

		Variable Annuities:
47,418	43,949	Beginning total account value	44,474	47,418	46,386	47,402	49,484
7,106	5,806	Sales	1,288	1,433	1,779	1,930	1,964
(5,691)	(5,224)	Surrenders and withdrawals	(1,343)	(1,388)	(1,470)	(1,397)	(1,436)

1,415	582	Net sales (redemptions)	(55)	45	309	533	528
(602)	(613)	Benefit payments	(155)	(145)	(148)	(151)	(158)

813	(31)	Net flows	(210)	(100)	161	382	370
3,223	4,091	Change in market value, interest credited, and other	3,310	(774)	1,015	1,876	1,106
(676)	(591)	Policy charges	(156)	(158)	(160)	(176)	(182)

50,778	47,418	Ending total account value	47,418	46,386	47,402	49,484	50,778

		Fixed Annuities:
3,879	3,514	Beginning total account value	3,860	3,879	3,879	4,064	4,033
361	532	Sales	69	52	243	39	27
(231)	(191)	Surrenders and withdrawals	(45)	(56)	(53)	(56)	(66)

130	341	Net sales (redemptions)	24	(4)	190	(17)	(39)
(160)	(163)	Benefit payments	(39)	(41)	(43)	(35)	(41)

(30)	178	Net flows	(15)	(45)	147	(52)	(80)
147	191	Interest credited and other	35	46	40	22	39
(5)	(4)	Policy charges	(1)	(1)	(2)	(1)	(1)

3,991	3,879	Ending total account value	3,879	3,879	4,064	4,033	3,991

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (1):
1,494	1,504	Prudential Agents	343	348	382	373	391
542	291	Wirehouses (2)	89	94	123	149	176
5,431	4,543	Independent Financial Planners (3)	925	1,043	1,517	1,447	1,424

7,467	6,338	Total	1,357	1,485	2,022	1,969	1,991

		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (4):

		Return of net deposits:
		Account value	25,880	25,453	26,224	27,646	28,290
		Net amount at risk	2,328	2,499	2,346	2,085	1,974
		Minimum return, anniversary contract value, or maximum contract value:
		Account value	15,816	15,454	15,814	16,528	17,022
		Net amount at risk	2,103	2,239	2,183	1,918	1,809

		Variable Annuity Account Values with Living Benefit Features (4):
		Guaranteed minimum accumulation benefits	5,748	5,990	6,368	6,823	7,162
		Guaranteed minimum withdrawal benefits	526	629	700	765	815
		Guaranteed minimum income benefits	2,398	2,567	2,756	2,941	3,052
		Guaranteed minimum withdrawal & income benefits	—	60	869	1,870	2,951

		Total	8,672	9,246	10,693	12,399	13,980

(1)	Amounts represent gross sales.
(2)	Prior period amounts have been reclassified to conform to current period reporting practices.
(3)	Including bank distribution.
(4)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INSURANCE DIVISION - INDIVIDUAL LIFE SALES, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2004	2005
2005	2004		4Q	1Q	2Q	3Q	4Q
		SALES:

		Excluding corporate-owned life insurance:
83	97	Variable life	19	19	18	19	27
214	178	Universal life	59	51	53	54	56
122	116	Term life	28	29	30	30	33

419	391	Total excluding corporate-owned life insurance	106	99	101	103	116
7	14	Corporate-owned life insurance	3	1	1	3	2

426	405	Total	109	100	102	106	118

		SALES BY DISTRIBUTION CHANNEL:

		Excluding corporate-owned life insurance:
212	236	Prudential Agents	58	60	54	48	50
207	155	Third party distribution	48	39	47	55	66
7	14	Corporate-owned life insurance	3	1	1	3	2

426	405	Total	109	100	102	106	118

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (1):
5,284	4,816	Beginning balance	5,094	5,284	5,424	5,532	5,619
1,208	1,132	Premiums and deposits	288	289	343	287	289
(815)	(664)	Surrenders and withdrawals	(165)	(173)	(214)	(212)	(216)

393	468	Net sales	123	116	129	75	73
(126)	(96)	Benefit payments	(24)	(31)	(27)	(29)	(39)

267	372	Net flows	99	85	102	46	34
154	106	Interest credited and other	104	56	11	42	45
188	160	Net transfers from separate account	34	45	44	50	49
(199)	(170)	Policy charges	(47)	(46)	(49)	(51)	(53)

5,694	5,284	Ending balance	5,284	5,424	5,532	5,619	5,694

		Separate Account Liabilities:
15,180	13,981	Beginning balance	14,209	15,180	14,912	15,207	15,808
1,356	1,333	Premiums and deposits	318	310	331	308	407
(653)	(588)	Surrenders and withdrawals	(144)	(141)	(157)	(206)	(149)

703	745	Net sales	174	169	174	102	258
(18)	(23)	Benefit payments	(3)	(10)	1	(4)	(5)

685	722	Net flows	171	159	175	98	253
1,298	1,447	Change in market value, interest credited and other	1,037	(181)	364	756	359
(188)	(160)	Net transfers to general account	(34)	(45)	(44)	(50)	(49)
(805)	(810)	Policy charges	(203)	(201)	(200)	(203)	(201)

16,170	15,180	Ending balance	15,180	14,912	15,207	15,808	16,170

		FACE AMOUNT IN FORCE (2):

		Variable life	145,749	144,751	144,147	143,186	142,408
		Universal life	14,634	15,720	16,854	17,862	18,835
		Term life	160,789	170,311	181,216	190,913	201,139

		Total	321,172	330,782	342,217	351,961	362,382

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INSURANCE DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2004	2005
2005	2004		4Q	1Q	2Q	3Q	4Q
		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,613	7,660	Beginning balance	10,026	9,613	9,662	9,782	9,437
649	1,042	Premiums and deposits	182	185	308	87	69
(935)	(810)	Surrenders and withdrawals	(163)	(239)	(244)	(202)	(250)

(286)	232	Net sales (redemptions)	19	(54)	64	(115)	(181)
(303)	(318)	Benefit payments	(78)	(82)	(82)	(67)	(72)

(589)	(86)	Net flows	(59)	(136)	(18)	(182)	(253)
361	335	Interest credited and other	96	90	92	91	88
(146)	1,709	Net transfers (to) from separate account (2)	(449)	97	48	(252)	(39)
(8)	(5)	Policy charges	(1)	(2)	(2)	(2)	(2)

9,231	9,613	Ending balance	9,613	9,662	9,782	9,437	9,231

		Account Values in Separate Account:
41,684	39,803	Beginning balance	38,308	41,684	40,602	41,684	44,080
6,818	5,296	Premiums and deposits	1,175	1,300	1,714	1,882	1,922
(4,988)	(4,605)	Surrenders and withdrawals	(1,225)	(1,206)	(1,279)	(1,251)	(1,252)

1,830	691	Net sales (redemptions)	(50)	94	435	631	670
(458)	(458)	Benefit payments	(116)	(104)	(109)	(118)	(127)

1,372	233	Net flows	(166)	(10)	326	513	543
3,009	3,947	Change in market value, interest credited and other	3,249	(818)	964	1,806	1,057
146	(1,709)	Net transfers (to) from general account (2)	449	(97)	(48)	252	39
(673)	(590)	Policy charges	(156)	(157)	(160)	(175)	(181)

45,538	41,684	Ending balance	41,684	40,602	41,684	44,080	45,538

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.
(2)	Includes the transfer in classification, as of January 1, 2004, of $2,168 million of assets from separate account to general account, reflecting the adoption of Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts” (SOP 03-1).

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2004	2005
2005	2004		4Q	1Q	2Q	3Q	4Q
		INDIVIDUAL LIFE INSURANCE:
3,151	3,194	Beginning balance	3,012	3,151	3,210	3,162	3,158
314	311	Capitalization	87	74	79	79	82
(369)	(274)	Amortization - operating results	(61)	(72)	(70)	(152)	(75)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
91	(80)	Impact of unrealized (gains) or losses on AFS securities	113	57	(57)	69	22

3,187	3,151	Ending balance	3,151	3,210	3,162	3,158	3,187

		INDIVIDUAL ANNUITIES:
907	636	Beginning balance	837	907	1,012	1,049	1,155
421	353	Capitalization	75	83	117	108	113
(173)	(125)	Amortization - operating results	(4)	(54)	(55)	(27)	(37)
(1)	(2)	Amortization - realized investment gains and losses	(2)	(1)	2	(4)	2
102	41	Impact of unrealized (gains) or losses on AFS securities	1	77	(27)	29	23
—	4	Other (1)	—	—	—	—	—

1,256	907	Ending balance	907	1,012	1,049	1,155	1,256

		GROUP INSURANCE:
111	88	Beginning balance	106	111	118	155	169
62	27	Capitalization	6	8	38	15	1
(3)	(4)	Amortization - operating results	(1)	(1)	(1)	(1)	—
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

170	111	Ending balance	111	118	155	169	170

		TOTAL INSURANCE DIVISION:
4,169	3,918	Beginning balance	3,955	4,169	4,340	4,366	4,482
797	691	Capitalization	168	165	234	202	196
(545)	(403)	Amortization - operating results	(66)	(127)	(126)	(180)	(112)
(1)	(2)	Amortization - realized investment gains and losses	(2)	(1)	2	(4)	2
193	(39)	Impact of unrealized (gains) or losses on AFS securities	114	134	(84)	98	45
—	4	Other (1)	—	—	—	—	—

4,613	4,169	Ending balance	4,169	4,340	4,366	4,482	4,613

(1)	Reflects the impact of adoption of SOP 03-1 on January 1, 2004.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2004	2005
2005	2004		4Q	1Q	2Q	3Q	4Q
		Individual Life Insurance:

		Policy Surrender Experience:
698	633	Cash value of surrenders	150	155	166	214	163
3.5%	3.3%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.1%	3.2%	3.4%	4.3%	3.2%

		Death benefits per $1,000 of in force (1):
2.97	2.69	Variable and universal life	2.46	3.10	2.88	2.95	3.04
1.12	1.38	Term life	1.67	1.37	1.32	1.27	0.89
2.61	2.52	Total, Individual Life Insurance	2.40	2.74	2.67	2.63	2.63

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2004	2005
2005	2004		4Q	1Q	2Q	3Q	4Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
370	237	Group life	42	274	30	32	34
154	161	Group disability (1)	18	76	46	15	17

524	398	Total	60	350	76	47	51

		Future Policy Benefits (2):
		Group life	1,881	1,891	1,948	1,924	2,130
		Group disability (1)	302	362	375	395	413

		Total	2,183	2,253	2,323	2,319	2,543

		Policyholders’ Account Balances (2):
		Group life	4,566	4,516	4,462	4,434	4,790
		Group disability (1)	71	74	85	90	98

		Total	4,637	4,590	4,547	4,524	4,888

		Separate Account Liabilities (2):
		Group life	12,483	12,832	15,954	15,983	15,811
		Group disability (1)	—	—	—	—	—

		Total	12,483	12,832	15,954	15,983	15,811

		Group Life Insurance:
3,009	2,686	Gross premiums, policy charges and fee income (3)	762	694	683	668	964
2,822	2,602	Earned premiums, policy charges and fee income	650	714	707	694	707
88.9%	87.5%	Benefits ratio	83.7%	90.1%	89.7%	89.5%	86.4%
8.9%	10.9%	Administrative operating expense ratio	12.1%	8.9%	9.7%	10.3%	7.3%
		Persistency ratio	93.9%	96.8%	96.4%	95.6%	95.2%

		Group Disability Insurance (1):
781	711	Gross premiums, policy charges and fee income (3)	179	188	210	193	190
739	690	Earned premiums, policy charges and fee income	176	178	195	184	182
95.4%	94.6%	Benefits ratio	92.6%	102.8%	94.9%	91.3%	92.9%
20.9%	22.1%	Administrative operating expense ratio	23.5%	22.3%	19.1%	20.7%	21.6%
		Persistency ratio	85.8%	91.6%	90.2%	87.1%	85.4%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2004	2005
2005	2004			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
320	93	244%	Premiums	11	41	103	106	70
188	155	21%	Policy charges and fee income	47	46	48	46	48
3,165	2,701	17%	Net investment income	751	770	765	810	820
2,501	2,058	22%	Asset management fees, commissions and other income	600	616	592	648	645

6,174	5,007	23%	Total revenues	1,409	1,473	1,508	1,610	1,583

			Benefits and Expenses (1):
1,049	862	22%	Insurance and annuity benefits	209	215	272	296	266
1,633	1,362	20%	Interest credited to policyholders’ account balances	388	384	397	431	421
115	48	140%	Interest expense	21	22	25	23	45
(61)	(51)	-20%	Deferral of acquisition costs	(19)	(17)	(16)	(13)	(15)
54	53	2%	Amortization of acquisition costs	9	14	14	13	13
2,677	2,378	13%	General and administrative expenses	690	551	666	603	857

5,467	4,652	18%	Total benefits and expenses	1,298	1,169	1,358	1,353	1,587

707	355	99%	Adjusted operating income before income taxes	111	304	150	257	(4)

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Twelve Months Ended December 31, 2005				Quarter Ended December 31, 2005
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement

Revenues (1):
Premiums	320	—	—	320	70	—	—	70
Policy charges and fee income	188	—	—	188	48	—	—	48
Net investment income	3,165	105	10	3,050	820	30	3	787
Asset management fees, commissions and other income	2,501	1,591	443	467	645	406	121	118

Total revenues	6,174	1,696	453	4,025	1,583	436	124	1,023

Benefits and Expenses (1):
Insurance and annuity benefits	1,049	—	—	1,049	266	—	—	266
Interest credited to policyholders’ account balances	1,633	—	—	1,633	421	—	—	421
Interest expense	115	16	—	99	45	6	—	39
Deferral of acquisition costs	(61)	(17)	—	(44)	(15)	(3)	—	(12)
Amortization of acquisition costs	54	33	—	21	13	7	—	6
General and administrative expenses	2,677	1,200	708	769	857	317	328	212

Total benefits and expenses	5,467	1,232	708	3,527	1,587	327	328	932

Adjusted operating income before income taxes	707	464	(255)	498	(4)	109	(204)	91

	Twelve Months Ended December 31, 2004				Quarter Ended December 31, 2004
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement

Revenues (1):
Premiums	93	—	—	93	11	—	—	11
Policy charges and fee income	155	—	—	155	47	—	—	47
Net investment income	2,701	87	2	2,612	751	33	1	717
Asset management fees, commissions and other income	2,058	1,377	316	365	600	385	95	120

Total revenues	5,007	1,464	318	3,225	1,409	418	96	895

Benefits and Expenses (1):
Insurance and annuity benefits	862	—	—	862	209	—	—	209
Interest credited to policyholders’ account balances	1,362	—	—	1,362	388	—	—	388
Interest expense	48	11	—	37	21	3	—	18
Deferral of acquisition costs	(51)	(19)	—	(32)	(19)	(4)	—	(15)
Amortization of acquisition costs	53	43	—	10	9	9	—	—
General and administrative expenses	2,378	1,163	563	652	690	320	171	199

Total benefits and expenses	4,652	1,198	563	2,891	1,298	328	171	799

Adjusted operating income before income taxes	355	266	(245)	334	111	90	(75)	96

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in millions)

Year-to-date		% Change		2004	2005
2005	2004			4Q	1Q	2Q	3Q	4Q
			Asset Management Segment:

			Analysis of revenues by source:
			Investment Management and Advisory Services:
244	219	11%	Retail customers	58	58	57	60	69
593	442	34%	Institutional customers	124	134	149	151	159
257	234	10%	General account	64	65	65	63	64

1,094	895	22%	Subtotal	246	257	271	274	292
602	569	6%	Mutual Fund, managed account and other revenues (1)	172	161	130	167	144

1,696	1,464	16%	Total Asset Management segment revenues	418	418	401	441	436

			Analysis of asset management fees, commissions and other income by type:
			Investment Management and Advisory Services:
975	812	20%	Asset-based fees	215	226	247	249	253
82	52	58%	Transaction-based and other revenues	23	21	19	14	28

1,057	864	22%	Subtotal	238	247	266	263	281
534	513	4%	Mutual Fund, managed account and other revenues (1)	147	144	120	145	125

1,591	1,377	16%	Total	385	391	386	408	406

(1)	Represents mutual fund, managed account and other revenues other than asset management fees, which are included in appropriate categories above.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2004	2005
2005	2004		4Q	1Q	2Q	3Q	4Q
		Information pertaining to Wachovia Securities Financial Holdings, LLC:

		Revenues:
252	225	Net investment income	59	56	61	65	70
1,852	2,196	Commissions	526	482	457	464	449
1,842	1,637	Fees	429	443	455	459	485
170	107	Other non-interest revenues	21	29	41	53	47

4,116	4,165	Total revenues	1,035	1,010	1,014	1,041	1,051
		Expenses:
3,529	3,707	Expenses before transition costs	902	871	885	881	892
65	300	Transition costs	78	28	37	—	—

3,594	4,007	Total expenses	980	899	922	881	892

522	158	Income before income taxes	55	111	92	160	159

198	60	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	21	42	35	61	60
(6)	(2)	Purchase accounting and related adjustments	3	(3)	(2)	(2)	1

192	58	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	24	39	33	59	61

		Recurring revenue as a percentage of total non-interest revenue (1)	43.9%	47.1%	47.6%	47.7%	48.2%

		Total client assets ($ in billions) (2)	652.6	644.7	655.6	683.1	683.6

		Distribution representatives (2):
		Series 7 Financial Advisors	8,017	7,883	7,833	7,941	8,028
		Series 6 Financial Representatives	2,502	2,451	2,456	2,493	2,458

		Customer debit balances ($ in billions) (2)	6.1	5.8	5.7	5.6	5.8

(255)	(249)	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	(83)	12	(98)	37	(206)

(1)	Calculated on a YTD annualized basis.
(2)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INVESTMENT DIVISION - ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT

AND ADVISORY SERVICES OPERATIONS

(in billions)

	December 31, 2005
	Equity	Fixed Income	Real Estate	Total
Retail customers	52.7	19.2	1.6	73.5
Institutional customers	48.9	68.2	17.6	134.7
General account	3.5	154.6	1.1	159.2

Total	105.1	242.0	20.3	367.4

	December 31, 2004
	Equity	Fixed Income	Real Estate	Total
Retail customers	45.7	19.3	1.0	66.0
Institutional customers	42.4	62.6	14.2	119.2
General account	3.1	148.4	1.2	152.7

Total	91.2	230.3	16.4	337.9

Year-to-date			2004	2005
2005	2004		4Q	1Q	2Q	3Q	4Q
		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
84.8	69.3	Beginning assets under management	76.5	84.8	85.7	91.1	95.0
22.9	22.2	Additions to managed portfolio (1)	8.6	3.5	5.0	7.1	7.3
(12.5)	(12.4)	Withdrawals	(3.5)	(2.2)	(2.1)	(5.1)	(3.1)
6.3	6.1	Change in market value	3.8	(0.6)	2.7	2.2	2.0
(0.2)	(0.4)	Net money market flows	(0.6)	0.2	(0.2)	(0.3)	0.1

101.3	84.8	Ending assets under management	84.8	85.7	91.1	95.0	101.3
33.4	34.4	Other institutional assets under management	34.4	33.3	34.2	34.8	33.4

134.7	119.2	Total assets managed for institutional customers at end of period	119.2	119.0	125.3	129.8	134.7

(1)	Additions to managed portfolio include $1.186 billion for the year ended December 31, 2005, including $796 million in the fourth quarter, for assets transferred from the Retirement segment.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INVESTMENT DIVISION - MUTUAL FUNDS AND WRAP-FEE PRODUCTS

(in millions)

Year-to-date			2004	2005
2005	2004		4Q	1Q	2Q	3Q	4Q
		Mutual Funds Assets Under Management:
30,686	46,784	Beginning total mutual funds assets	29,674	30,686	29,894	30,446	31,050
4,572	3,003	Sales (other than money market)	827	874	1,288	1,023	1,387
(6,685)	(5,762)	Redemptions (other than money market)	(1,692)	(1,592)	(1,582)	(1,893)	(1,618)
2,810	3,085	Reinvestment of distributions and change in market value	2,507	(500)	1,174	1,691	445
(47)	(16,424)	Net money market sales	(630)	426	(328)	(217)	72

31,336	30,686	Ending total mutual funds assets	30,686	29,894	30,446	31,050	31,336

(2,113)	(2,759)	Net mutual funds redemptions other than money market	(865)	(718)	(294)	(870)	(231)

		Wrap-fee Products Assets Under Administration:
41,254	19,833	Beginning total wrap-fee product assets	36,408	41,254	43,054	46,621	51,752
22,205	12,109	Sales	4,345	5,672	5,623	5,418	5,492
(11,357)	(7,652)	Redemptions	(2,766)	(2,837)	(2,735)	(2,608)	(3,177)
3,089	3,080	Reinvestment of distributions and change in market value	3,267	(1,035)	679	2,321	1,124
—	13,884	Other (1)	—	—	—	—	—

55,191	41,254	Ending total wrap-fee product assets	41,254	43,054	46,621	51,752	55,191

10,848	4,457	Net wrap-fee product sales	1,579	2,835	2,888	2,810	2,315

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL

		Mutual funds, excluding wrap-fee products (2):
362	376	Prudential Agents	76	104	93	82	83
4,042	2,526	Third party distributors	727	764	1,041	938	1,299
168	101	Other	24	6	154	3	5

4,572	3,003	Total	827	874	1,288	1,023	1,387

		Wrap-fee products:
708	569	Prudential Agents	136	175	174	192	167
21,497	11,540	Third party distributors (3)	4,209	5,497	5,449	5,226	5,325

22,205	12,109	Total	4,345	5,672	5,623	5,418	5,492

(1)	As a result of agreements in connection with the formation of the retail securities brokerage joint venture with Wachovia, the Asset Management segment assumed administrative responsibilities for Wachovia Securities customer assets under wrap-fee and managed account programs.
(2)	Other than money market.
(3)	Substantially all relates to a contractual arrangement with Wachovia which provides for an essentially fixed annual fee commencing July 1, 2005.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2004	2005
2005	2004		4Q	1Q	2Q	3Q	4Q
		RETIREMENT SALES AND ACCOUNT VALUES

		Full Service:
83,891	32,911	Beginning total account value	80,252	83,891	83,927	85,331	88,337
13,006	11,665	Sales	3,354	3,784	2,667	3,509	3,046
(13,918)	(13,087)	Withdrawals and benefits	(4,078)	(3,349)	(2,837)	(3,202)	(4,530)
5,406	5,592	Change in market value, interest credited and interest income	4,363	(399)	1,574	2,699	1,532
—	46,810	Acquisition	—	—	—	—	—

88,385	83,891	Ending total account value	83,891	83,927	85,331	88,337	88,385

(912)	(1,422)	Net sales (withdrawals)	(724)	435	(170)	307	(1,484)

		Stable value account values included above	31,332	31,575	31,937	31,967	31,266

		Institutional Investment Products (1):

47,680	39,296	Beginning total account value	45,856	47,680	47,698	48,612	48,917
4,065	2,951	Sales	1,514	1,243	1,235	802	785
(5,533)	(3,860)	Withdrawals and benefits (2)	(810)	(1,181)	(1,222)	(896)	(2,234)
2,319	2,691	Change in market value, interest credited and interest income	992	318	1,128	311	562
(451)	(640)	Other (3)	128	(362)	(227)	88	50
—	7,242	Acquisition	—	—	—	—	—

48,080	47,680	Ending total account value	47,680	47,698	48,612	48,917	48,080

(1,468)	(909)	Net sales (withdrawals)	704	62	13	(94)	(1,449)

(1)	Account values included in Institutional Investment Products for certain businesses, substantially all of which was written prior to the company’s demutualization, have been redefined for all periods presented, to include additional balance sheet reserves that have been reported in accordance with GAAP relative to these contracts in addition to their base reserves, which was the former measurement basis for purposes of the account value rollforward display.
(2)	Withdrawals and benefits include $1.186 billion for the year ended December 31, 2005, including $796 million in the fourth quarter, for assets transferred to the Asset Management segment’s Investment Management and Advisory Services business.
(3)	Represents changes in asset balances for externally managed accounts. Includes a $152 million reduction in account value as of January 1, 2004 reflecting the adoption of SOP 03-1.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2004	2005
2005	2004			4Q	1Q	2Q	3Q	4Q
			Revenues (1):
6,022	5,237	15%	Premiums	1,341	1,532	1,526	1,546	1,418
264	240	10%	Policy charges and fee income	61	71	66	67	60
1,324	933	42%	Net investment income	233	305	315	333	371
471	379	24%	Asset management fees, commissions and other income	108	118	89	113	151

8,081	6,789	19%	Total revenues	1,743	2,026	1,996	2,059	2,000

			Benefits and Expenses (1):
4,789	4,144	16%	Insurance and annuity benefits	1,037	1,237	1,176	1,234	1,142
207	129	60%	Interest credited to policyholders’ account balances	38	48	55	54	50
22	7	214%	Interest expense	3	6	6	7	3
(1,003)	(849)	-18%	Deferral of acquisition costs	(235)	(257)	(261)	(243)	(242)
390	365	7%	Amortization of acquisition costs	109	107	104	90	89
2,256	1,990	13%	General and administrative expenses	538	574	569	533	580

6,661	5,786	15%	Total benefits and expenses	1,490	1,715	1,649	1,675	1,622

1,420	1,003	42%	Adjusted operating income before income taxes	253	311	347	384	378

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Twelve Months Ended December 31, 2005				Quarter Ended December 31, 2005
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	6,022	3,659	2,363	—	1,418	890	528	—
Policy charges and fee income	264	197	67	—	60	44	16	—
Net investment income	1,324	623	676	25	371	193	171	7
Asset management fees, commissions and other income	471	3	7	461	151	21	6	124

Total revenues	8,081	4,482	3,113	486	2,000	1,148	721	131

Benefits and Expenses (1):
Insurance and annuity benefits	4,789	2,836	1,953	—	1,142	707	435	—
Interest credited to policyholders’ account balances	207	102	105	—	50	23	27	—
Interest expense	22	21	(1)	2	3	4	—	(1)
Deferral of acquisition costs	(1,003)	(738)	(265)	—	(242)	(175)	(67)	—
Amortization of acquisition costs	390	296	94	—	89	68	21	—
General and administrative expenses	2,256	1,157	725	374	580	292	194	94

Total benefits and expenses	6,661	3,674	2,611	376	1,622	919	610	93

Adjusted operating income before income taxes	1,420	808	502	110	378	229	111	38

	Twelve Months Ended December 31, 2004				Quarter Ended December 31, 2004
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	5,237	2,948	2,289	—	1,341	801	540	—
Policy charges and fee income	240	164	76	—	61	44	17	—
Net investment income	933	319	600	14	233	80	150	3
Asset management fees, commissions and other income	379	(27)	(27)	433	108	(8)	(8)	124

Total revenues	6,789	3,404	2,938	447	1,743	917	699	127

Benefits and Expenses (1):
Insurance and annuity benefits	4,144	2,257	1,887	—	1,037	605	432	—
Interest credited to policyholders’ account balances	129	28	101	—	38	9	29	—
Interest expense	7	12	(7)	2	3	4	(1)	—
Deferral of acquisition costs	(849)	(625)	(224)	—	(235)	(178)	(57)	—
Amortization of acquisition costs	365	286	79	—	109	87	22	—
General and administrative expenses	1,990	931	700	359	538	264	181	93

Total benefits and expenses	5,786	2,889	2,536	361	1,490	791	606	93

Adjusted operating income before income taxes	1,003	515	402	86	253	126	93	34

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2004	2005
2005	2004		4Q	1Q	2Q	3Q	4Q
		Japanese Yen Basis Results:
		Revenues (1):
¥351,573	¥257,669	Japanese insurance operations excluding Gibraltar Life	¥65,542	¥90,086	¥82,958	¥85,595	¥92,934
339,341	322,101	Gibraltar Life	76,114	77,620	85,990	91,603	84,128

690,914	579,770	Total revenues, Japan, yen basis	141,656	167,706	168,948	177,198	177,062

		Benefits and Expenses (1):
274,658	207,830	Japanese insurance operations excluding Gibraltar Life	52,623	73,354	65,271	64,755	71,278
284,124	275,132	Gibraltar Life	65,282	66,152	70,197	76,051	71,724

558,782	482,962	Total benefits and expenses, Japan, yen basis	117,905	139,506	135,468	140,806	143,002

		Adjusted operating income (2):
76,915	49,839	Japanese insurance operations excluding Gibraltar Life	12,919	16,732	17,687	20,840	21,656
55,217	46,969	Gibraltar Life	10,832	11,468	15,793	15,552	12,404

¥132,132	¥96,808	Total adjusted operating income, Japan, yen basis	¥23,751	¥28,200	¥33,480	¥36,392	¥34,060

		U.S. Dollar adjusted operating income (3):
$700	$426	Japanese insurance operations excluding Gibraltar Life	$111	$154	$159	$190	$197
502	402	Gibraltar Life	93	106	144	141	111

1,202	828	Total adjusted operating income, Japan, U.S. dollar basis	204	260	303	331	308
108	89	All other countries	15	25	24	27	32

$1,310	$917	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$219	$285	$327	$358	$340

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

Year-to-date			2004	2005
2005	2004		4Q	1Q	2Q	3Q	4Q
		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
2,699	2,169	Japan, excluding Gibraltar Life	569	741	670	658	630
2,428	2,365	Gibraltar Life	557	586	634	665	543
1,157	943	All other countries	275	276	287	290	304

6,284	5,477	Total	1,401	1,603	1,591	1,613	1,477

		Annualized new business premiums:
576	451	Japan, excluding Gibraltar Life	127	171	179	117	109
323	277	Gibraltar Life	66	71	96	82	74
280	217	All other countries	67	66	68	64	82

1,179	945	Total	260	308	343	263	265

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
2,696	2,136	Japan, excluding Gibraltar Life	547	707	655	664	670
2,403	2,333	Gibraltar Life	547	555	613	651	584
1,157	1,037	All other countries	289	273	284	292	308

6,256	5,506	Total	1,383	1,535	1,552	1,607	1,562

		Annualized new business premiums:
575	445	Japan, excluding Gibraltar Life	124	167	176	119	113
319	274	Gibraltar Life	65	68	92	82	77
281	239	All other countries	72	65	69	63	84

1,175	958	Total	261	300	337	264	274

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Translated based on average exchange rates for the year ended December 31, 2005.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2004	2005
	4Q	1Q	2Q	3Q	4Q
Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	180	185	188	191	194
Gibraltar Life	186	184	181	180	179
All other countries	80	82	85	86	88

Total	446	451	454	457	461

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	1,696	1,737	1,780	1,808	1,838
Gibraltar Life	4,070	4,025	3,961	3,938	3,699
All other countries	965	1,001	1,036	1,064	1,097

Total	6,731	6,763	6,777	6,810	6,634

International insurance policy persistency:
Excluding Gibraltar Life:
13 months	93.0%	92.9%	93.1%	93.3%	93.0%
25 months	86.3%	86.2%	86.2%	86.6%	87.1%
Gibraltar Life:
13 months	94.1%	94.2%	94.3%	94.2%	94.2%
25 months	84.0%	85.0%	85.8%	86.4%	87.3%
Number of Life Planners at end of period (3):
Japan	2,550	2,665	2,603	2,752	2,753
All other countries	2,835	2,890	2,926	2,950	2,941

Total	5,385	5,555	5,529	5,702	5,694

(1)	Translated based on exchange rates as of December 31, 2005.
(2)	At end of period; direct business only.
(3)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2005				December 31, 2004 (1)
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	123,679	36,133	87,546	58.6%	118,400	34,683	83,717	57.1%
Public, held to maturity, at amortized cost	3,135	—	3,135	2.1%	2,624	—	2,624	1.8%
Private, available for sale, at fair value	31,012	13,361	17,651	11.8%	32,328	14,130	18,198	12.4%
Private, held to maturity, at amortized cost	227	—	227	0.2%	123	—	123	0.1%
Trading account assets supporting insurance liabilities, at fair value	13,781	—	13,781	9.2%	12,964	—	12,964	8.9%
Other trading account assets, at fair value	124	—	124	0.1%	121	—	121	0.1%
Equity securities, available for sale, at fair value	5,008	2,968	2,040	1.4%	4,269	2,620	1,649	1.1%
Commercial loans	23,045	7,264	15,781	10.5%	24,214	7,297	16,917	11.5%
Policy loans	8,370	5,403	2,967	2.0%	8,373	5,454	2,919	2.0%
Other long-term investments (2)	4,698	973	3,725	2.5%	5,021	1,047	3,974	2.7%
Short-term investments	3,850	1,394	2,456	1.6%	5,236	1,840	3,396	2.3%

Subtotal (3)	216,929	67,496	149,433	100.0%	213,673	67,071	146,602	100.0%

Invested assets of other entities and operations (4)	4,472	—	4,472		4,083	—	4,083

Total investments	221,401	67,496	153,905		217,756	67,071	150,685

	December 31, 2005					December 31, 2004 (1)
	Financial Services Businesses					Financial Services Businesses
Fixed Maturities by Credit Quality (3):	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5) Rating Agency Equivalent
1 Aaa, Aa, A	68,533	2,289	304	70,518	77.8%	63,553	2,500	276	65,777	76.2%
2 Baa	15,439	747	139	16,047	17.7%	16,463	980	123	17,320	20.1%

Subtotal Investment Grade	83,972	3,036	443	86,565	95.5%	80,016	3,480	399	83,097	96.3%

3 Ba	2,715	124	43	2,796	3.1%	2,096	176	72	2,200	2.5%
4 B	1,109	72	20	1,161	1.3%	839	93	1	931	1.1%
5 C and lower	103	6	5	104	0.1%	85	13	2	96	0.1%
6 In or near default	28	10	1	37	0.0%	25	9	—	34	0.0%

Subtotal Below Investment Grade	3,955	212	69	4,098	4.5%	3,045	291	75	3,261	3.7%

Total	87,927	3,248	512	90,663	100.0%	83,061	3,771	474	86,358	100.0%

Private Fixed Maturities:

NAIC Rating (5) Rating Agency Equivalent
1 Aaa, Aa, A	5,626	270	27	5,869	32.8%	4,917	321	19	5,219	28.5%
2 Baa	9,436	522	62	9,896	55.4%	9,831	695	25	10,501	57.3%

Subtotal Investment Grade	15,062	792	89	15,765	88.2%	14,748	1,016	44	15,720	85.8%

3 Ba	1,107	44	7	1,144	6.4%	1,520	102	1	1,621	8.8%
4 B	507	33	5	535	3.0%	396	42	3	435	2.4%
5 C and lower	339	22	2	359	2.0%	288	32	1	319	1.8%
6 In or near default	70	8	2	76	0.4%	224	9	6	227	1.2%

Subtotal Below Investment Grade	2,023	107	16	2,114	11.8%	2,428	185	11	2,602	14.2%

Total	17,085	899	105	17,879	100.0%	17,176	1,201	55	18,322	100.0%

(1)	Classification for the earlier period presented has been conformed to the current presentation.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(3)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes assets of our securities brokerage, securities trading, banking and asset management operations and real estate and relocation services. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(5)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of December 31, 2005 and December 31, 2004, respectively, 205 securities with amortized cost of $3,640 million (fair value $3,689 million) and 206 securities with amortized cost of $2,910 million (fair value, $2,972 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2005		December 31, 2004 (1)
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	30,933	70.0%	33,090	69.8%
Public, held to maturity, at amortized cost	3,135	7.1%	2,624	5.5%
Private, available for sale, at fair value	2,659	6.0%	2,309	4.9%
Private, held to maturity, at amortized cost	227	0.5%	123	0.3%
Trading account assets supporting insurance liabilities, at fair value	1,022	2.3%	885	1.9%
Other trading account assets, at fair value	26	0.1%	71	0.1%
Equity securities, available for sale, at fair value	1,732	3.9%	1,470	3.1%
Commercial loans	2,278	5.2%	3,371	7.1%
Policy loans	943	2.1%	1,037	2.2%
Other long-term investments (2)	941	2.1%	1,375	2.9%
Short-term investments	326	0.7%	1,031	2.2%

Total	44,222	100.0%	47,386	100.0%

	December 31, 2005		December 31, 2004 (1)
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (3):
Fixed maturities:
Public, available for sale, at fair value (1)	56,613	53.8%	50,627	51.0%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value (1)	14,992	14.3%	15,889	16.0%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	12,759	12.1%	12,079	12.2%
Other trading account assets, at fair value	98	0.1%	50	0.1%
Equity securities, available for sale, at fair value	308	0.3%	179	0.2%
Commercial loans	13,503	12.9%	13,546	13.6%
Policy loans	2,024	1.9%	1,882	1.9%
Other long-term investments (2)	2,784	2.6%	2,599	2.6%
Short-term investments	2,130	2.0%	2,365	2.4%

Total	105,211	100.0%	99,216	100.0%

(1)	Classification for the earlier period presented has been conformed to the current presentation.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(3)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended December 31
	2005			2004(4)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.70%	1,225	(86)	4.43%	1,030	(3)
Equity securities	2.37%	9	94	5.57%	18	17
Commercial loans	6.59%	184	(9)	7.17%	196	2
Policy loans	4.89%	36	—	4.63%	33	—
Short-term investments and cash equivalents	4.22%	65	—	2.09%	34	2
Other investments	14.02%	137	16	8.68%	84	(132)

Gross investment income before investment expenses	5.12%	1,656	15	4.77%	1,395	(114)
Investment expenses	-0.24%	(140)	—	-0.23%	(93)	—

Subtotal	4.88%	1,516	15	4.54%	1,302	(114)

Investment results of other entities and operations (2)		300	13		247	9
Less, investment income relating to divested businesses		(6)			(5)

Total		1,810	28		1,544	(105)

	Twelve Months Ended December 31
	2005			2004(4)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.68%	4,717	1	4.60%	3,975	153
Equity securities	3.43%	53	148	3.57%	40	110
Commercial loans	6.97%	773	102	7.35%	754	—
Policy loans	4.91%	141	—	4.71%	125	—
Short-term investments and cash equivalents	2.82%	202	—	1.61%	102	1
Other investments	9.23%	361	360	8.18%	330	(132)

Gross investment income before investment expenses	4.96%	6,247	611	4.86%	5,326	132
Investment expenses	-0.22%	(477)	—	-0.23%	(312)	—

Subtotal	4.74%	5,770	611	4.63%	5,014	132

Investment results of other entities and operations (2)		1,069	128		735	(49)
Less, investment income relating to divested businesses		(29)			(21)

Total		6,810	739		5,728	83

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(4)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2005			2004 (2)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.40%	222	(57)	1.78%	147	(50)
Equity securities	2.36%	9	79	2.30%	7	7
Commercial loans	4.14%	25	—	4.14%	27	2
Policy loans	3.44%	9	—	3.80%	8	—
Short-term investments and cash equivalents	1.81%	2	—	1.42%	1	3
Other investments	38.20%	74	(29)	7.32%	22	(4)

Gross investment income before investment expenses	3.17%	341	(7)	2.16%	212	(42)
Investment expenses	-0.21%	(26)	—	-0.22%	(21)	—

Total	2.96%	315	(7)	1.94%	191	(42)

	Twelve Months Ended December 31
	2005			2004(2)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.31%	860	(125)	1.89%	605	(62)
Equity securities	3.00%	42	117	2.26%	24	40
Commercial loans	4.15%	115	120	4.27%	115	22
Policy loans	3.43%	34	—	3.38%	28	—
Short-term investments and cash equivalents	0.75%	5	—	2.49%	2	1
Other investments	15.10%	156	51	7.71%	92	5

Gross investment income before investment expenses	2.75%	1,212	163	2.29%	866	6
Investment expenses	-0.20%	(90)	—	-0.21%	(80)	—

Total	2.55%	1,122	163	2.08%	786	6

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(2)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2005			2004 (3)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.02%	1,003	(29)	5.95%	883	47
Equity securities	2.50%	—	15	70.28%	11	10
Commercial loans	7.27%	159	(9)	8.10%	169	—
Policy loans	5.59%	27	—	4.97%	25	—
Short-term investments and cash equivalents	4.58%	63	—	2.12%	33	(1)
Other investments	7.07%	63	45	9.20%	62	(128)

Gross investment income before investment expenses	6.13%	1,315	22	6.13%	1,183	(72)
Investment expenses	-0.25%	(114)	—	-0.24%	(72)	—

Total	5.88%	1,201	22	5.89%	1,111	(72)

	Twelve Months Ended December 31
	2005			2004 (3)
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.13%	3,857	126	6.22%	3,370	215
Equity securities	7.33%	11	31	23.33%	16	70
Commercial loans	7.91%	658	(18)	8.46%	639	(22)
Policy loans	5.67%	107	—	5.32%	97	—
Short-term investments and cash equivalents	3.22%	197	—	1.59%	100	—
Other investments	6.70%	205	309	8.33%	238	(137)

Gross investment income before investment expenses	6.20%	5,035	448	6.25%	4,460	126
Investment expenses	-0.23%	(387)	—	-0.23%	(232)	—

Total	5.97%	4,648	448	6.02%	4,228	126

(1)	Excludes assets of our securities brokerage, securities trading and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(3)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
7,794	Premiums	2,167	2,174	2,148	2,181	2,503	2,561	2,558
2,012	Policy charges and fee income	567	598	617	633	625	623	678
4,913	Net investment income	1,245	1,448	1,491	1,544	1,625	1,644	1,731
3,258	Asset management fees, commissions and other income	673	797	743	852	848	851	957

17,977	Total revenues	4,652	5,017	4,999	5,210	5,601	5,679	5,924

	Benefits and Expenses (1):
8,138	Insurance and annuity benefits	2,258	2,197	2,209	2,197	2,528	2,502	2,487
1,718	Interest credited to policyholders’ account balances	434	592	589	605	605	626	653
200	Interest expense	53	57	83	103	111	134	143
(1,270)	Deferral of acquisition costs	(388)	(373)	(360)	(407)	(422)	(496)	(444)
533	Amortization of acquisition costs	192	190	212	172	235	232	271
6,688	General and administrative expenses	1,553	1,711	1,630	1,853	1,658	1,860	1,783

16,007	Total benefits and expenses	4,102	4,374	4,363	4,523	4,715	4,858	4,893

1,970	Adjusted operating income before income taxes	550	643	636	687	886	821	1,031

	Items excluded from adjusted operating income before income taxes:
(156)	Realized investment gains (losses), net, and related adjustments	9	155	50	(132)	257	322	90
(43)	Related charges	(8)	(12)	(12)	(26)	(21)	(73)	(10)

(199)	Total realized investment gains (losses), net, and related charges and adjustments	1	143	38	(158)	236	249	80

—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	48	(325)	206	16	(132)	190	(99)
—	Change in experience-rated contractholder liabilities due to asset value changes	(48)	186	(98)	(39)	88	(145)	47
(158)	Divested businesses	(16)	(3)	(16)	2	(5)	3	(3)

(357)	Total items excluded from adjusted operating income before income taxes	(15)	1	130	(179)	187	297	25

1,613	Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change	535	644	766	508	1,073	1,118	1,056
531	Income tax expense (benefit)	159	134	204	125	306	320	(280)

1,082	Income from continuing operations before extraordinary gain on acquisition and cumulative effect of accounting change	376	510	562	383	767	798	1,336

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
3,175	Premiums	849	827	837	834	935	938	912
1,728	Policy charges and fee income	490	494	521	530	512	513	569
1,446	Net investment income	369	378	402	423	433	421	429
387	Asset management fees, commissions and other income	150	156	162	151	136	163	178

6,736	Total revenues	1,858	1,855	1,922	1,938	2,016	2,035	2,088

	Benefits and Expenses (1):
3,735	Insurance and annuity benefits	972	921	953	924	1,060	1,036	945
663	Interest credited to policyholders’ account balances	180	185	186	182	177	183	180
—	Interest expense	1	2	10	19	25	25	31
(595)	Deferral of acquisition costs	(182)	(180)	(161)	(168)	(165)	(234)	(202)
245	Amortization of acquisition costs	108	109	120	66	127	126	180
1,900	General and administrative expenses	568	580	569	618	537	633	613

5,948	Total benefits and expenses	1,647	1,617	1,677	1,641	1,761	1,769	1,747

788	Adjusted operating income before income taxes	211	238	245	297	255	266	341

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
278	Premiums	81	80	80	93	92	93	97
1,013	Policy charges and fee income	256	254	263	254	261	259	298
408	Net investment income	97	97	104	123	125	119	126
151	Asset management fees, commissions and other income	67	76	83	65	54	77	81

1,850	Total revenues	501	507	530	535	532	548	602

	Benefits and Expenses (1):
704	Insurance and annuity benefits	160	147	146	156	163	160	133
152	Interest credited to policyholders’ account balances	39	41	42	43	42	44	43
(3)	Interest expense	—	—	3	12	15	15	18
(294)	Deferral of acquisition costs	(77)	(75)	(72)	(87)	(74)	(79)	(79)
195	Amortization of acquisition costs	70	68	75	61	72	70	152
739	General and administrative expenses	222	228	235	246	197	219	215

1,493	Total benefits and expenses	414	409	429	431	415	429	482

357	Adjusted operating income before income taxes	87	98	101	104	117	119	120

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED SUPPLEMENTAL INFORMATION - INDIVIDUAL LIFE

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	INDIVIDUAL LIFE INSURANCE:

	Policyholders’ Account Balances (1):
4,424	Beginning balance	4,816	4,856	5,027	5,094	5,284	5,424	5,532
993	Premiums and deposits	277	283	284	288	289	343	287
(606)	Surrenders and withdrawals	(163)	(168)	(168)	(165)	(173)	(214)	(212)

387	Net sales	114	115	116	123	116	129	75
(88)	Benefit payments	(25)	(22)	(25)	(24)	(31)	(27)	(29)

299	Net flows	89	93	91	99	85	102	46
142	Interest credited and other	(48)	81	(31)	104	56	11	42
102	Net transfers from separate account	39	37	50	34	45	44	50
(151)	Policy charges	(40)	(40)	(43)	(47)	(46)	(49)	(51)

4,816	Ending balance	4,856	5,027	5,094	5,284	5,424	5,532	5,619

	Separate Account Liabilities:
11,412	Beginning balance	13,981	14,246	14,303	14,209	15,180	14,912	15,207
1,434	Premiums and deposits	331	355	329	318	310	331	308
(600)	Surrenders and withdrawals	(145)	(140)	(159)	(144)	(141)	(157)	(206)

834	Net sales	186	215	170	174	169	174	102
(22)	Benefit payments	(8)	(6)	(6)	(3)	(10)	1	(4)

812	Net flows	178	209	164	171	159	175	98
2,678	Change in market value, interest credited and other	328	87	(5)	1,037	(181)	364	756
(102)	Net transfers (to) from general account	(39)	(37)	(50)	(34)	(45)	(44)	(50)
(819)	Policy charges	(202)	(202)	(203)	(203)	(201)	(200)	(203)

13,981	Ending balance	14,246	14,303	14,209	15,180	14,912	15,207	15,808

	FACE AMOUNT IN FORCE (2):

148,056	Variable life	147,601	146,915	145,783	145,749	144,751	144,147	143,186
10,918	Universal life	11,749	12,674	13,517	14,634	15,720	16,854	17,862
127,123	Term life	135,507	144,313	152,501	160,789	170,311	181,216	190,913

286,097	Total	294,857	303,902	311,801	321,172	330,782	342,217	351,961

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INDIVIDUAL ANNUITIES

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
64	Premiums	14	17	16	16	25	12	13
453	Policy charges and fee income	163	164	164	175	177	186	195
453	Net investment income	137	143	155	155	157	153	156
199	Asset management fees, commissions and other income	72	71	70	76	73	76	84

1,169	Total revenues	386	395	405	422	432	427	448

	Benefits and Expenses (1):
234	Insurance and annuity benefits	51	58	62	60	70	58	23
268	Interest credited to policyholders’ account balances	89	90	91	88	84	87	87
1	Interest expense	1	1	4	3	5	6	9
(267)	Deferral of acquisition costs	(98)	(97)	(83)	(75)	(83)	(117)	(108)
47	Amortization of acquisition costs	37	40	44	4	54	55	27
624	General and administrative expenses	208	209	191	203	202	237	249

907	Total benefits and expenses	288	301	309	283	332	326	287

262	Adjusted operating income before income taxes	98	94	96	139	100	101	161

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED SUPPLEMENTAL INFORMATION - INDIVIDUAL ANNUITIES

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (1):

	Return of net deposits:
23,147	Account value	23,973	24,181	24,031	25,880	25,453	26,224	27,646
2,982	Net amount at risk	2,817	2,824	2,900	2,328	2,499	2,346	2,085
	Minimum return, anniversary contract value, or maximum contract value:
14,809	Account value	15,098	15,033	14,878	15,816	15,454	15,814	16,528
2,629	Net amount at risk	2,485	2,510	2,641	2,103	2,239	2,183	1,918

	VARIABLE ANNUITY ACCOUNT VALUES WITH LIVING BENEFIT FEATURES (1):

3,659	Guaranteed minimum accumulation benefits	4,214	4,622	5,010	5,748	5,990	6,368	6,823
33	Guaranteed minimum withdrawal benefits	141	257	372	526	629	700	765
1,072	Guaranteed minimum income benefits	1,391	1,702	1,962	2,398	2,567	2,756	2,941
—	Guaranteed minimum withdrawal & income benefits	—	—	—	—	60	869	1,870

4,764	Total	5,746	6,581	7,344	8,672	9,246	10,693	12,399

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
29	Premiums	12	27	43	11	41	103	106
72	Policy charges and fee income	18	47	43	47	46	48	46
2,157	Net investment income	529	707	714	751	770	765	810
2,689	Asset management fees, commissions and other income	471	510	477	600	616	592	648

4,947	Total revenues	1,030	1,291	1,277	1,409	1,473	1,508	1,610

	Benefits and Expenses (1):
791	Insurance and annuity benefits	208	208	237	209	215	272	296
946	Interest credited to policyholders’ account balances	226	376	372	388	384	397	431
33	Interest expense	9	1	17	21	22	25	23
(29)	Deferral of acquisition costs	(8)	(14)	(10)	(19)	(17)	(16)	(13)
66	Amortization of acquisition costs	15	14	15	9	14	14	13
2,851	General and administrative expenses	484	634	570	690	551	666	603

4,658	Total benefits and expenses	934	1,219	1,201	1,298	1,169	1,358	1,353

289	Adjusted operating income before income taxes	96	72	76	111	304	150	257

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - ASSET MANAGEMENT SEGMENT

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
—	Premiums	—	—	—	—	—	—	—
—	Policy charges and fee income	—	—	—	—	—	—	—
61	Net investment income	22	23	9	33	27	15	33
1,299	Asset management fees, commissions and other income	325	343	324	385	391	386	408

1,360	Total revenues	347	366	333	418	418	401	441

	Benefits and Expenses:
—	Insurance and annuity benefits	—	—	—	—	—	—	—
—	Interest credited to policyholders’ account balances	—	—	—	—	—	—	—
16	Interest expense	3	2	3	3	3	4	3
(18)	Deferral of acquisition costs	(6)	(5)	(4)	(4)	(4)	(5)	(5)
54	Amortization of acquisition costs	12	11	11	9	9	9	8
1,100	General and administrative expenses	280	298	265	320	276	288	319

1,152	Total benefits and expenses	289	306	275	328	284	296	325

208	Adjusted operating income before income taxes	58	60	58	90	134	105	116

(1)	Revenues exclude realized investment gains, net of losses and related adjustments.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED SUPPLEMENTAL INFORMATION - ASSET MANAGEMENT SEGMENT

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Asset Management Segment:

	Analysis of asset management fees, commissions and other income by type:
	Investment Management and Advisory Services:
682	Asset-based fees	186	209	202	215	226	247	249
68	Transaction-based and other revenues	9	12	8	23	21	19	14

750	Subtotal	195	221	210	238	247	266	263
549	Mutual Fund, managed account and other revenues (1)	130	122	114	147	144	120	145

1,299	Total	325	343	324	385	391	386	408

(1)	Represents mutual fund, managed account and other revenues other than asset management fees, which are included in appropriate categories above.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - RETIREMENT SEGMENT

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
29	Premiums	12	27	43	11	41	103	106
72	Policy charges and fee income	18	47	43	47	46	48	46
2,043	Net investment income	506	684	705	717	742	747	774
137	Asset management fees, commissions and other income	41	95	109	120	114	114	121

2,281	Total revenues	577	853	900	895	943	1,012	1,047

	Benefits and Expenses (1):
791	Insurance and annuity benefits	208	208	237	209	215	272	296
946	Interest credited to policyholders’ account balances	226	376	372	388	384	397	431
17	Interest expense	2	3	14	18	19	21	20
(11)	Deferral of acquisition costs	(2)	(9)	(6)	(15)	(13)	(11)	(8)
12	Amortization of acquisition costs	3	3	4	—	5	5	5
334	General and administrative expenses	88	180	185	199	178	186	193

2,089	Total benefits and expenses	525	761	806	799	788	870	937

192	Adjusted operating income before income taxes	52	92	94	96	155	142	110

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-related contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED SUPPLEMENTAL INFORMATION - RETIREMENT SEGMENT

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	RETIREMENT SALES AND ACCOUNT VALUES

	Full Service:

26,107	Beginning total account value	32,911	33,176	80,329	80,252	83,891	83,927	85,331
6,311	Sales	1,198	3,150	3,963	3,354	3,784	2,667	3,509
(3,648)	Withdrawals and benefits	(1,603)	(3,459)	(3,947)	(4,078)	(3,349)	(2,837)	(3,202)
4,141	Change in market value, interest credited and interest income	670	652	(93)	4,363	(399)	1,574	2,699
—	Acquisition	—	46,810	—	—	—	—	—

32,911	Ending total account value	33,176	80,329	80,252	83,891	83,927	85,331	88,337

2,663	Net sales (withdrawals)	(405)	(309)	16	(724)	435	(170)	307

13,122	Stable value account values included above	13,112	30,473	31,603	31,332	31,575	31,937	31,967

	Institutional Investment Products (1):

37,554	Beginning total account value	39,296	39,510	45,685	45,856	47,680	47,698	48,612
1,765	Sales	328	706	403	1,514	1,243	1,235	802
(3,387)	Withdrawals and benefits	(675)	(1,281)	(1,094)	(810)	(1,181)	(1,222)	(896)
2,991	Change in market value, interest credited and interest income	948	(123)	874	992	318	1,128	311
373	Other (2)	(387)	(369)	(12)	128	(362)	(227)	88
—	Acquisition	—	7,242	—	—	—	—	—

39,296	Ending total account value	39,510	45,685	45,856	47,680	47,698	48,612	48,917

(1,622)	Net sales (withdrawals)	(347)	(575)	(691)	704	62	13	(94)

(1)	Account values included in Institutional Investment Products for certain businesses, substantially all of which was written prior to the company’s demutualization, have been redefined for all periods presented, to include additional balance sheet reserves that have been reported in accordance with GAAP relative to these contracts in addition to their base reserves, which was the former measurement basis for purposes of the account value rollforward display.
(2)	Represents changes in asset balances for externally managed accounts. Includes a $152 million reduction in account value as of January 1, 2004 reflecting the adoption of SOP 03-1.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
4,602	Premiums	1,307	1,317	1,272	1,341	1,532	1,526	1,546
226	Policy charges and fee income	63	61	55	61	71	66	67
778	Net investment income	228	232	240	233	305	315	333
215	Asset management fees, commissions and other income	64	108	99	108	118	89	113

5,821	Total revenues	1,662	1,718	1,666	1,743	2,026	1,996	2,059

	Benefits and Expenses (1):
3,540	Insurance and annuity benefits	1,060	1,053	994	1,037	1,237	1,176	1,234
109	Interest credited to policyholders’ account balances	28	32	31	38	48	55	54
3	Interest expense	1	2	1	3	6	6	7
(695)	Deferral of acquisition costs	(214)	(194)	(206)	(235)	(257)	(261)	(243)
284	Amortization of acquisition costs	84	80	92	109	107	104	90
1,771	General and administrative expenses	482	476	494	538	574	569	533

5,012	Total benefits and expenses	1,441	1,449	1,406	1,490	1,715	1,649	1,675

809	Adjusted operating income before income taxes	221	269	260	253	311	347	384

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE excluding GIBRALTAR LIFE

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
2,532	Premiums	736	681	730	801	964	911	894
140	Policy charges and fee income	44	38	38	44	53	46	54
233	Net investment income	74	80	85	80	144	140	146
(19)	Asset management fees, commissions and other income	(10)	—	(9)	(8)	(2)	(13)	(3)

2,886	Total revenues	844	799	844	917	1,159	1,084	1,091

	Benefits and Expenses (1):
1,870	Insurance and annuity benefits	576	531	545	605	770	686	673
13	Interest credited to policyholders’ account balances	6	6	7	9	25	29	25
12	Interest expense	3	3	2	4	6	5	6
(498)	Deferral of acquisition costs	(159)	(138)	(150)	(178)	(195)	(190)	(178)
233	Amortization of acquisition costs	69	57	73	87	76	76	76
807	General and administrative expenses	228	211	228	264	298	295	272

2,437	Total benefits and expenses	723	670	705	791	980	901	874

449	Adjusted operating income before income taxes	121	129	139	126	179	183	217

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE - GIBRALTAR LIFE

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
2,070	Premiums	571	636	542	540	568	615	652
86	Policy charges and fee income	19	23	17	17	18	20	13
556	Net investment income	151	148	151	150	156	170	179
(17)	Asset management fees, commissions and other income	(10)	(3)	(6)	(8)	(1)	(1)	3

2,695	Total revenues	731	804	704	699	741	804	847

	Benefits and Expenses (1):
1,670	Insurance and annuity benefits	484	522	449	432	467	490	561
96	Interest credited to policyholders’ account balances	22	26	24	29	23	26	29
(9)	Interest expense	(3)	(1)	(2)	(1)	(1)	—	—
(197)	Deferral of acquisition costs	(55)	(56)	(56)	(57)	(62)	(71)	(65)
51	Amortization of acquisition costs	15	23	19	22	31	28	14
714	General and administrative expenses	174	175	170	181	177	187	167

2,325	Total benefits and expenses	637	689	604	606	635	660	706

370	Adjusted operating income before income taxes	94	115	100	93	106	144	141

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED SUPPLEMENTAL INFORMATION - INTERNATIONAL INSURANCE SEGMENT

(Yen and Dollars in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Japanese Yen Basis Results:
	Revenues (1):
¥237,877	Japanese insurance operations excluding Gibraltar Life	¥66,348	¥60,940	¥64,840	¥65,542	¥90,086	¥82,958	¥85,595
317,869	Gibraltar Life	79,324	88,624	78,039	76,114	77,620	85,990	91,603

555,746	Total revenues, Japan, yen basis	145,672	149,564	142,879	141,656	167,706	168,948	177,198

	Benefits and Expenses (1):
194,063	Japanese insurance operations excluding Gibraltar Life	54,372	49,277	51,557	52,623	73,354	65,271	64,755
272,163	Gibraltar Life	68,326	75,113	66,411	65,282	66,152	70,197	76,051

466,226	Total benefits and expenses, Japan, yen basis	122,698	124,390	117,968	117,905	139,506	135,468	140,806

	Actual exchange rate basis (2):

	Net premiums, policy charges and fee income:
1,906	Japan, excluding Gibraltar Life	570	497	533	569	741	670	658
2,156	Gibraltar Life	590	659	559	557	586	634	665
766	All other countries	210	222	235	275	276	287	290

4,828	Total	1,370	1,378	1,327	1,401	1,603	1,591	1,613

	Constant exchange rate basis (3):
	Net premiums, policy charges and fee income:
2,006	Japan, excluding Gibraltar Life	555	499	534	547	707	655	664
2,295	Gibraltar Life	574	654	556	547	555	613	651
744	All other countries	200	212	221	289	273	284	292

5,045	Total	1,329	1,365	1,311	1,383	1,535	1,552	1,607

	International insurance policy persistency:
	Gibraltar Life:
92.5%	13 months	93.1%	93.4%	93.7%	94.1%	94.2%	94.3%	94.2%
79.6%	25 months	80.7%	82.1%	83.0%	84.0%	85.0%	85.8%	86.4%

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Translated based on applicable average exchange rates for the period shown.
(3)	Translated based on average exchange rates for the year ended December 31, 2005.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INVESTMENTS SEGMENT

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
—	Premiums	—	—	—	—	—	—	—
—	Policy charges and fee income	—	—	—	—	—	—	—
(11)	Net investment income	3	4	4	3	5	5	8
251	Asset management fees, commissions and other income	84	111	114	124	121	103	113

240	Total revenues	87	115	118	127	126	108	121

	Benefits and Expenses (1):
—	Insurance and annuity benefits	—	—	—	—	—	—	—
—	Interest credited to policyholders’ account balances	—	—	—	—	—	—	—
—	Interest expense	1	—	1	—	1	1	1
—	Deferral of acquisition costs	—	—	—	—	—	—	—
—	Amortization of acquisition costs	—	—	—	—	—	—	—
250	General and administrative expenses	80	90	96	93	99	87	94

250	Total benefits and expenses	81	90	97	93	100	88	95

(10)	Adjusted operating income before income taxes	6	25	21	34	26	20	26

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Year ended December 31 2003		2004				2005
		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Revenues (1):
(12)	Premiums	(1)	3	(4)	(5)	(5)	(6)	(6)
(14)	Policy charges and fee income	(4)	(4)	(2)	(5)	(4)	(4)	(4)
532	Net investment income	119	131	135	137	117	143	159
(33)	Asset management fees, commissions and other income	(12)	23	5	(7)	(22)	7	18

473	Total revenues	102	153	134	120	86	140	167

	Benefits and Expenses (1):
72	Insurance and annuity benefits	18	15	25	27	16	18	12
—	Interest credited to policyholders’ account balances	—	(1)	—	(3)	(4)	(9)	(12)
164	Interest expense	42	52	55	60	58	78	82
49	Deferral of acquisition costs	16	15	17	15	17	15	14
(62)	Amortization of acquisition costs	(15)	(13)	(15)	(12)	(13)	(12)	(12)
166	General and administrative expenses	19	21	(3)	7	(4)	(8)	34

389	Total benefits and expenses	80	89	79	94	70	82	118

84	Adjusted operating income before income taxes	22	64	55	26	16	58	49

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and revenues of divested businesses. Benefits and expenses exclude benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes Realized investment gains (losses), net (other than those representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments), and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; cumulative effect of accounting change; extraordinary gain on acquisition; and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income does not equate to “Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

20. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

21. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

KEY DEFINITIONS AND FORMULAS

22. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities. Single premium business for the company’s international insurance operations is included in annualized new business premiums based on 10% credit.

23. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 15.43% for the twelve months ended December 31, 2005, 9.35% for the twelve months ended December 31, 2004, 7.23% for the three months ended December 31, 2005, 7.74% for the three months ended December 31, 2004, 24.16% for the three months ended September 30, 2005, 15.04% for the three months ended June 30, 2005 and 14.87% for the three months ended March 31, 2005.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Ratio of capital debt to total capitalization:

For purposes of this ratio, we measure “debt” as borrowings for capital debt, and we measure “total capitalization” as the sum of equity, excluding unrealized gains and losses on investments, and capital debt.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2005

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of February 8, 2006

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	AA-
American Skandia Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A1	NR

CREDIT RATINGS:
as of February 8, 2006

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-2	P-2	F1
Long-Term Senior Debt	a-	A-	A3	A
Retail Notes	a-	A-	A3	NR

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	Aa3	AA-
* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	Dial 877-998-ROCK for additional printed information or inquiries.
Web Site:
www.prudential.com
Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

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